Summary Prospectus
Russell Investments U.S. Small Cap Equity ETF
(Formerly, U.S. Small Cap Equity Active ETF)
January 29, 2026, as supplemented through March 2, 2026

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), reports to shareholders (when available) and other information about the Fund online at https://connect.rightprospectus.com/russellinvestments?Site=ETF. You can also get this information at no cost by calling 1-800-787-7354 or by sending an e-mail to: service@russellinvestments.com. The Fund's Prospectus and SAI, both dated January 29, 2026, as may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus.
The Nasdaq Stock Market LLC: RUSC
Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fee*	0.69%
Other Expenses#	0.00%
Total Annual Fund Operating Expenses	0.69%
Less Fee Waiver	(0.05%)
Net Annual Fund Operating Expenses	0.64%
*
Until January 28, 2027, Russell Investment Management, LLC (“RIM”), the Fund’s investment adviser, has contractually agreed to waive 0.05% of its advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The Fund’s advisory agreement provides that RIM will pay all expenses of the Fund except for payments under the Fund’s 12b-1 plan, if any, interest expenses, dividend and interest expenses related to short sales, taxes, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund, brokerage commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, costs of holding shareholder meetings, costs of any securities lending program, any and all costs, fees and expenses, including legal fees, associated with litigation or potential litigation, any and all contingency fees paid to vendors out of amounts received by the Fund (for example, contingency fees paid to vendors for foreign tax reclaims and contingency fees paid to vendors for certain securities litigation recoveries) and any infrequent and/or unusual expenses.
#
The Fund’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the first fiscal year.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs takes into account the effect of any current fee waiver for the contractual period.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
1 Year	$65
3 Years	$216
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period May 13, 2025 through September 30, 2025, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in small capitalization equity securities economically tied to the U.S. The Fund invests principally in common stocks of small capitalization U.S. companies, some of which are also considered micro capitalization U.S. companies. The Fund defines small capitalization companies as those companies represented by the Russell 2000® Index or with market capitalization within the capitalization range of the Russell 2000® Index. The smallest 1,000 companies in the Russell 2000® Index and companies within the capitalization range of the smallest 1,000 companies in the Russell 2000® Index, as measured at its most recent reconstitution, are also considered micro capitalization companies. Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests and securities or instruments whose values are based on common stocks, such as futures contracts.  In determining if a security is economically tied to the U.S., the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P.
The Fund is advised by Russell Investment Management, LLC (“RIM”) and multiple money managers unaffiliated with RIM pursuant to a multi-style (e.g., growth, value, market-oriented, defensive and/or dynamic) and multi-manager approach. RIM provides all portfolio management services for the Fund and may change a Fund's allocation to the money manager investment strategies at any time. The Fund's money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations.
RIM manages the Fund by investing in a portfolio of equity securities determined via qualitative analysis and a quantitative model-based optimization process applied to an initial composite of the model portfolios provided by money managers. Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. RIM constructs an initial composite portfolio of securities that represents the aggregation of the money manager model portfolios based upon RIM’s allocation to each money manager’s strategy and adjusting each security’s active weight (i.e., the difference between the Fund’s allocation to the security versus the Fund benchmark’s allocation to the security) for risk control purposes. RIM then utilizes a quantitative model-based optimization process and qualitative analysis of desired Fund level exposures (such as value, momentum, quality, capitalization size, lower volatility, growth, industry or sector) to assess the characteristics of the initial money manager model portfolio composite and identify a portfolio of securities that provides the desired exposures, constrains portfolio turnover, meets minimum holding size requirements and reduces the number of securities in the optimized composite portfolio based on a specified target number of holdings for the Fund while further taking into consideration security level weightings. This optimization process involves an analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs to estimate optimal portfolio positioning.
The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of any cash held to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may purchase and sell futures and forwards contracts (1) as a substitute for holding securities directly, (2) for hedging purposes or (3) to facilitate the implementation of its investment strategy.  The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. The Fund may, from time to time, invest a significant portion of its total assets in securities of companies in a particular sector or sectors. As of the date of this Prospectus, the Fund expects to invest a significant portion of its assets in securities of companies in the financial services sector.  Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
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Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and micro capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and micro capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Micro capitalization company stocks are also more likely to suffer from significantly diminished market liquidity. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
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Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
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Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
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Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
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Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
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Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
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Quantitative Investing, Optimization and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies. Because RIM uses an optimization approach, it will not invest in all securities recommended by the money managers for the Fund. This approach could result in the omission of securities that would have outperformed the Fund’s portfolio, thereby reducing Fund returns as compared to the composite portfolio.
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Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, and certain cleared derivative instruments. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
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Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory and monetary policy changes.
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Real Estate Investment Trusts (“REITs”). REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
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Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
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Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries do not proceed with creation and/or redemption orders, Shares may trade at a discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.
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Trading Risk. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in a Fund’s NAV, the intra-day value of the Fund’s holdings, and supply and demand for Shares. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. You may pay significantly more or receive significantly less than a Fund’s NAV per share during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges. In addition, the market price of Shares includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease.
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Impact of Large Shareholder Transactions (Including Possible Fund Liquidation). The Fund may experience certain adverse effects when certain shareholders, including other funds or accounts managed by RIM, purchase or sell large amounts of Shares of the Fund. Sales of large amounts of Shares may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. To the extent effected in cash, such redemptions could result in the Fund being forced to sell portfolio securities at a loss or before RIM would otherwise decide to do so and may also accelerate the realization of taxable income to shareholders, which could make investments in Shares less tax-efficient than an investment in an ETF that is able to effect redemptions in-kind. To the extent large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on the exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. Large redemptions may also result in higher and/or accelerated levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
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New Fund Risk. The Fund is a new Fund which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. Investors may be required to liquidate or transfer their investments at an inopportune time. Because the Fund is new, it may be more significantly affected by purchases and redemptions of its creation units (“Creation Units”) than a fund with relatively greater assets under management. As compared to a larger fund, a new or smaller fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions or invest a comparatively large amount of cash to facilitate Creation Unit purchases. Such transactions may cause the Fund to make investment decisions at inopportune times or miss attractive investment opportunities, accelerate the realization of taxable income or otherwise cause the Fund to perform differently than intended.
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Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
As of the date hereof, the Fund has not yet completed a full calendar year of investment operations. Upon the completion of a full calendar year of investment operations by the Fund, this section will include charts that provide some indication of the risks of an investment in the Fund, by showing the difference in annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the benchmark index selected for the Fund. Performance information for the Fund is available online at https://russellinvestments.com.
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●Ancora Advisors, LLC	●Jacobs Levy Equity Management, Inc.
●Boston Partners Global Investors, Inc.	●Lord, Abbett & Co. LLC
●Calamos Advisors LLC	●Penn Capital Management Company, LLC
●Copeland Capital Management, LLC	●Ranger Investment Management, L.P.
●DePrince, Race & Zollo, Inc.
Portfolio Managers
Megan Roach, Senior Director, Co-Head of Equity Portfolio Management, Nick Haupt, Senior Portfolio Manager, Equity, and Ryan Parker, Portfolio Manager, Customized Portfolio Solutions, Equity, have primary responsibility for the management of the Fund and have managed the Fund since April 2025.

Additional Information

Purchase and Sale of Fund Shares
Individual Shares of each Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because Shares trade at market prices, rather than net asset value (“NAV”), Shares of a Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).
 You may incur costs attributable to the difference between the highest price a buyer is willing to pay for Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) (the “bid-ask spread”) when buying or selling Shares in the secondary market.
 Recent information, including information about a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads (when available), is included on the Funds’ website at https://russellinvestments.com.
 For more information about how to purchase Shares, please see Buying and Selling Shares in the Funds’ Prospectus.
Taxes
Distributions from a Fund are generally taxable to you as either ordinary income or capital gains. If any Fund makes any distributions, those distributions will normally be subject to federal and state and local income taxes when they are paid, whether you take them in cash or reinvest them in Fund Shares.
For more information about these and other tax matters relating to each Fund and its shareholders, please see Additional Information about Taxes in the Funds’ Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of a Fund through a broker-dealer or other financial services organization, such as a bank (collectively, “Financial Intermediaries”), RIM and/or its affiliates may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.
 For more information about payments to broker-dealers and other Financial Intermediaries, please see Shareholder Information - Payments To Broker-Dealers and Other Financial Intermediaries in the Funds’ Prospectus.